UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2009

COLUMBIA BANCORP
 (Exact name of registrant as specified in its charter)

Oregon	0-27938	93-1193156
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 East Third Street, Suite 200,
The Dalles, Oregon 97058
(Address of principal executive offices)

(541) 298-6649
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 29, 2009, Columbia Bancorp (the "Company") announced its financial results for the first quarter ending March 31, 2009.   A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

Item 9.01.	Exhibits.

(d) Exhibits

99.1	Press Release dated April 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Terry L. Cochran
Dated: April 29, 2009	Terry L. Cochran, President and Chief Executive – Columbia River Bank; President and Chief Executive Officer – Columbia Bancorp

/s/ Staci L. Coburn
Dated: April 29, 2009	Staci L. Coburn, Executive Vice President, Chief Financial Officer – Columbia River Bank;
Executive Vice President, Chief Financial Officer - Columbia Bancorp